As filed with the Securities and Exchange Commission on November 8, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22492

MainGate Trust
(Exact name of registrant as specified in charter)

6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Address of principal executive offices) (Zip code)

Geoffrey Mavar
6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Name and address of agent for service)

(901) 537-1866
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2013

Updated August 1, 2011

Item 1. Reports to Stockholders

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

# Semi-Annual Report

2013

FRONT COVER | NOT PART OF REPORT

MainGate MLP Fund
Class A  (AMLPX)
Class I (IMLPX)

6075 Poplar Avenue, Suite 720 | Memphis, TN 38119 | 855.MLP.FUND (855.657.3863) | w w w.maingatefunds.com

Semi-Annual Report
May 31, 2013

Table of Contents

MainGate mlp fund

Dear Shareholders,

The MainGate MLP Fund had the following performance as of May 31, 2013.

	CUMULATIVE RETURNS		AVERAGE ANNUAL RETURNS
	6 Months	Since Inception 2/17/11	1 Year	Since Inception 2/17/11
MainGate MLP Fund – Class A without load	14.64%	30.45%	25.21%	12.35%
MainGate MLP Fund – Class A with 5.75% load	8.08%	22.95%	17.98%	9.48%
MainGate MLP Fund – Class I	14.76%	31.38%	25.42%	12.63%
S&P 500 Index	16.43%	27.89%	27.28%	11.38%

Gross Expense Ratio A Shares  = 8.17% | Net Expense Ratio A Shares  = 1.75% (excluding 6.01% Deferred Income Tax Expense) | Gross Expense Ratio I Shares = 7.92% | Net Expense Ratio I Shares = 1.50% (excluding 6.01% Deferred Income  Tax Expense):  The Fund’s adviser has contractually agreed to cap the Fund’s total annual operating expenses (excluding brokerage fees and commissions; Class A 12b-1 fees; borrowing costs; taxes, such as Deferred Income  Tax Expense; and extraordinary expenses) at 1.50% through March 31, 2014. Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) depends upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on its portfolio, which may vary greatly on a daily, monthly and annual basis depending on the nature of the Fund’s investments and their performance. An estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year. The 6.01%  deferred tax expense represents the performance impact of accrued deferred tax liabilities for the fiscal year ended November 30, 2012.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the information quoted. To obtain performance information current to the most recent month- end please call 855.MLP.FUND (855.657.3863). Performance data shown with load reflects the Class A maximum sales charge of 5.75%. Performance data shown without load does not reflect the deduction of the sales load or fees. When reflected, the load or fee reduces the performance quoted.

The following discussion is based on our opinions and beliefs.

The Fund has benefitted from a positive market for midstream energy MLPs and from the current yield environment. The Federal Reserve continues to execute its program of Quantitative Easing which is designed to manage toward a lower overall yield environment. Yield investors are left with anemic choices from a variety of income alternatives as a result of the Fed’s policy.

We manage the Fund with a total return objective and believe that MLPs may provide total returns from yield, growth, and changes in valuation. As of 6/30/13, MLPs, as represented by the Alerian MLP Index, currently have an approximate 5.73% annual yield and a consensus estimated annual distribution growth of approximately 7%. MLPs typically grow distributable cash flow from three primary sources: (1) structural growth factors, (2) accretive acquisitions, and (3) organic growth projects.

Structural growth factors may include higher potential volumes of energy products through pipelines and storage facilities due to macroeconomic growth, plus possible rate increases from contractual or regulatory formulas. For example, interstate crude and refined product pipelines receive an annual rate increase (decrease) of Producer Price Index (“PPI”) + 2.65%. This would mean that in world of 2% PPI inflation, those pipelines would have a 4.65% rate increase.

SEMI-ANNUAL REPORT 2013  •  5

Accretive acquisitions have been a part of the MLP growth story for several years. Merger and Acquisition (“M&A”) activity has been robust in recent times, with MLPs engaged in more than $40 billion of M&A activity each of the previous three years. This year is off to another strong start with more than $30 billion announced as of May 31, 2013.

U.S. Shale Revolution

The most exciting part of the MLP story continues to be the long-term potential from organic growth projects tied to the ongoing U.S. shale revolution. While midstream MLPs serve the crude oil, natural gas and the natural gas liquids (“NGL”) markets, a discussion about the U.S. crude oil market may give investors a better understanding of the factors that influence our view relating to MLP organic growth projects tied to the crude oil market.

The U.S. is experiencing a shale production boom that began in earnest over five years ago. Since 2008, U.S. oil production is up 50%, and oil imports have dropped decisively. After years of U.S. oil production decline, the U.S. oil industry is growing production again — a lot.

6  |  MainGate mlp fund

Production growth is being led by the Bakken Oil and Eagle Ford Shale basins. These basins have gone from little to no production to approximately 1 million barrels per day of oil production, and remain on an impressive growth trajectory.

SEMI-ANNUAL REPORT 2013  •  7

The shale production revolution has been so strong that the U.S. now leads the world in crude oil production growth, as shown below.

While U.S. crude oil production growth over the past five years has been impressive, a recent study estimates that by 2017, U.S. shale oil production could reach 5 million barrels per day compared to approximately 1.5 million barrels per day at the end of 2012, and that the U.S. may be on course to become the world’s largest oil producing country(1).

A commentator has suggested that mainstream growth forecasts from the U.S. Energy Information Administration’s (“EIA”) Short Term Energy Outlook, OPEC, and the International Energy Agency (“IEA”) have consistently been too conservative as actual U.S. production growth has significantly outperformed recent forecasts(2). U.S. production is up 1.2 million barrels per day over year ago levels, which exceeds the EIA and IEA forecasts by approximately 50% and OPEC’s by almost 100%(2).

This path is being influenced by many factors such as the improvement in various shale production techniques including the use of seismic technology, horizontal drilling, and hydraulic fracturing (“fracking”). The industry continues to evolve with better information on optimal well spacing and improved drilling, completion, and production techniques. These improvements are leading to changes in the level of drilling intensity.

(1)	Leonardo Maugeri. “The Shale Oil Boom: A U.S. Phenomenon” Discussion Paper 2013-05, Belfer Center for Science and International Affairs, Harvard Kennedy School, June 2013.
(2)	Barclays Commodity Weekly, June 28, 2013.

8  |  MainGate mlp fund

The level of drilling intensity is influenced by the overall size of the basin and the ultimate well spacing. It is estimated that the most productive oil areas of the Eagle Ford, Bakken, and Permian cover approximately 6,000, 9,000, and 12,000 square miles, respectively. Large operators in the Bakken and Eagle Ford have steadily tightened well spacing, and should this trend continue, there is the potential for over 100,000 producing wells across the Bakken, Eagle Ford and Permian basins(3). This is about ten times the number of wells already online(4).

In addition, there are other shale oil basins under development including the DJ Niobrara, Woodford, Utica, and the Tuscaloosa Marine. Time will tell how oil production in these other basins will progress.

It is clear that the development of U.S. shale oil basins is off to a great start and MLPs are providing critical infrastructure to bring this production to market. MLPs were involved with over $20 billion of organic growth projects last year and are forecast to be involved with approximately $29 billion during 2013(5). Many projects are designed to provide needed infrastructure to support the development of shale energy basins.

Historical and Forecasted Organic Capex(6) Investments

The Fund’s portfolio has significant exposure to MLPs that we believe are leading the build-out of infrastructure needed to support the U.S. Shale Revolution. We look forward to the opportunities that lie ahead, and we thank you for your support.

Sincerely,

Geoffrey P. Mavar, Chairman	Matthew G. Mead, CEO

(3)	Leonardo Maugeri, “The Shale Oil Boom: A U.S. Phenomenon” Discussion Paper 2013-05, Belfer Center for Science and International Affairs, Harvard Kennedy School, June 2013.
(4)	Leonardo Maugeri, “The Shale Oil Boom: A U.S. Phenomenon” Discussion Paper 2013-05, Belfer Center for Science and International Affairs, Harvard Kennedy School, June 2013.
(5)
Source: Wells Fargo Securities Equity Research, “MLP Monthly”, 6-7-13 presenting data from partnership reports and Wells Fargo Securities, LLC estimates. Source notes “Acquisition capex estimates reflect our coverage universe only”.

(6)	CAPEX: The abbreviation for Capital Expenditures which are used by a company to acquire or upgrade physical assets such as equipment, property, or industrial buildings.

SEMI-ANNUAL REPORT 2013  •  9

........................................................................................................................................................................

Past performance is not a guarantee of future results.

Opinions expressed are those  of MainGate and are subject to change,  are not guaranteed, and should not be considered investment advice.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security price volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs) which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities  and infrastructure  of MLPs may significantly affect  the value of an investment and may incur environmental  costs and liabilities  due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks, such as limited liquidity and greater  volatility. Investments in foreign securities involve greater  volatility  and political,  economic and currency  risks and differences  in accounting methods. MLPs are subject to certain  risks inherent in the structure  of MLPs, including complex tax structure  risks, limited ability for election or removal of management,  limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

Producer Price Index (PPI): Measures the average change over time in the selling prices received by domestic producers for their output.

Public GP: Refers to publicly traded shares of entities that own and control the general partner interest of an MLP.

E&P: Refers to Exploration and Production energy MLPs which are engaged in the exploration and production of oil and gas properties.

Distributable  Cash Flow: Calculated as net income plus depreciation and other non-cash items, less maintenance capital expenditure requirements.

S&P 500 Index: A broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Alerian MLP Index: A capitalization-weighted index of the 50 most prominent energy Master Limited Partnerships.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete listing of Fund holdings.

The Fund does not receive the same tax benefits of a direct investment in an MLP.

The Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes.

The Fund accrues  deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

The potential tax benefits from investing in MLPs depend on MLPs being treated as partnerships for federal income tax purposes.  If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distributions to the Fund which could result in a reduction of the Fund's value.

The MainGate MLP Fund is distributed by Quasar Distributors, LLC.

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# Hypothetical Growth of a $10,000 Investment

unaudited

$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
MainGate Class A (no load): AMLPX
MainGate Class A (w/load): AMLPX
MainGate Class I: IMLPX
S&P 500 Index
$13,118
$13,045
$12,789
$12,295
2/28/11
4/30/11
7/31/11
10/31/11
1/31/12
4/30/12
7/31/12
10/31/12
1/31/13
4/30/13
5/31/13

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund as of the Fund's inception date on 2/17/11. Assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

# Average Annual Returns

May 31, 2013

| | 1 Year | Since Inception[1] | Inception Date |
|---|---|---|---|
| Class A (without sales load) | 25.21% | 12.35% | 2/17/11 |
| Class A (with sales load) | 17.98% | 9.48% | 2/17/11 |
| Class I | 25.42% | 12.63% | 2/17/11 |
| S&P 500 Index | 27.28% | 11.38% | n/a |

*Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.MLP.FUND (855.657.3863) or by visiting www.maingatefunds.com.*

(1) Class A and Class I shares were first available on February 17, 2011.

Class A (with sales load) performance reflects the maximum sales charge of 5.75%. Class I is not subject to a sales charge.

*The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.*

SEMI-ANNUAL REPORT 2013 • 11

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2012 to May 31, 2013.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (12/1/2012)	Ending Account Value (5/31/2013)	Expenses Paid During Period(1) (12/1/2012 – 5/31/2012)	Net Annualized Expense Ratio(2)
Class A Actual	$1,000.00	$1,146.40	$9.36	1.75%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80	1.75%
Class I Actual	$1,000.00	$1,147.60	$8.03	1.50%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%

(1)  Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent period)/365 days (to reflect the period).
(2)  Annualized expense ratio excludes deferred income tax expense.

12  |  MainGate mlp fund

# Allocation of Portfolio Assets

May 31, 2013 | unaudited

(expressed as a percentage of total investments)

| | |
|---|---|
| Crude/Refined Products Pipelines and Storage* | 42.6% |
| Natural Gas/Natural Gas Liquid Pipelines and Storage* | 34.6% |
| Natural Gas Gathering/Processing* | 22.8% |

*Master Limited Partnerships and Related Companies

# Schedule of Investments | May 31, 2013 | unaudited

| Master Limited Partnerships and Related Companies, United States: 103.0%[1] | Shares | Fair Value |
|---|---|---|
| **Crude/Refined Products Pipelines and Storage: 43.9%[1]** | | |
| Buckeye Partners, L.P. | 318,040 | $21,035,166 |
| Genesis Energy, L.P. | 415,600 | 20,842,340 |
| Kinder Morgan Energy Partners, L.P. | 160,299 | 13,368,937 |
| Kinder Morgan Management, LLC [2][3] | 0 | 19 |
| Magellan Midstream Partners, L.P. | 327,200 | 17,011,128 |
| MPLX, L.P. | 193,200 | 7,173,516 |
| Oiltanking Partners, L.P. | 385,604 | 19,087,398 |
| Plains All American Pipeline, L.P. | 511,500 | 28,736,070 |
| Sunoco Logistics Partners, L.P. | 115,312 | 6,980,988 |
| Tesoro Logistics, L.P. | 275,900 | 17,116,836 |
| | | 151,352,398 |
| **Natural Gas/Natural Gas Liquid Pipelines and Storage: 35.6%[1]** | | |
| El Paso Pipeline Partners, L.P. | 350,100 | 14,385,609 |
| Energy Transfer Equity, L.P. | 301,500 | 17,233,740 |
| Enterprise Products Partners, L.P. | 473,900 | 28,144,921 |
| Oneok Partners, L.P. | 137,100 | 7,096,296 |
| Western Gas Equity Partners, L.P. | 470,800 | 17,617,336 |
| Western Gas Partners, L.P. | 175,500 | 10,324,665 |
| Williams Companies, Inc.[4] | 497,100 | 17,487,978 |
| Williams Partners, L.P. | 210,400 | 10,496,856 |
| | | 122,787,401 |
| **Natural Gas Gathering/Processing: 23.5%[1]** | | |
| Crosstex Energy, Inc.[4] | 1,117,600 | 21,290,280 |
| Crosstex Energy, L.P. | 197,800 | 3,809,628 |
| Eagle Rock Energy Partners, L.P. | 2,035,000 | 17,216,100 |
| MarkWest Energy Partners, L.P. | 166,100 | 10,936,024 |
| Targa Resources Corp.[4] | 267,400 | 17,225,908 |
| Targa Resources Partners, L.P. | 221,000 | 10,278,710 |
| | | 80,756,650 |
| Total Master Limited Partnerships and Related Companies (Cost $306,484,028) | | $354,896,449 |
| **Total Investments: 103.0%[1] (Cost $306,484,028)** | | **$354,896,449** |
| **Liabilities in Excess of Other Assets: (3.0%)[1]** | | (10,269,628) |
| **Net Assets: 100.0%[1]** | | **$344,626,821** |

(1) Calculated as a percentage of net assets. (2) Security distributions are paid-in-kind. (3) Non-income producing security. (4) MLP general partner interest.

See Accompanying Notes to the Financial Statements.	SEMI-ANNUAL REPORT 2013 • 13

14 | MainGate mlp fund	See Accompanying Notes to the Financial Statements.

See Accompanying Notes to the Financial Statements.	SEMI-ANNUAL REPORT 2013 • 15

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not Annualized.
(5)	For periods less than one full year all income and expenses are annualized.
(6)
For the period from December 1, 2012 to May 31, 2013, the Fund accrued $12,407,461 in net deferred tax expense, of which $3,741,453 is attributable to Class A. For the year ended November 30, 2012, the Fund accrued $4,517,743 in net deferred tax expense, of which $741,282 is attributable to Class A. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $370,357 in net deferred tax expense, of which $42,955 is attributable to Class A.

(7)
For the period from December 1, 2012 to May 31, 2013, the Fund accrued $362,094 in net deferred tax benefit, of which $109,189 is attributable to Class A. For the year ended November 30, 2012, the Fund accrued $192,859 in net deferred tax benefit, of which $31,645 is attributable to Class A. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $12,291 in net deferred tax benefit, of which $1,426 is attributable to Class A.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(9)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions in the period.

16 | MainGate mlp fund	See Accompanying Notes to the Financial Statements.

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not Annualized.
(5)	For periods less than one full year all income and expenses are annualized.
(6)
For the period from December 1, 2012 to May 31, 2013, the Fund accrued $12,407,461 in net deferred tax expense, of which $8,666,008 is attributable to Class I.  For the year ended November 30, 2012, the Fund accrued $4,517,743 in net deferred tax expense, of which $3,776,461 is attributable to Class I. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $370,357 in net deferred tax expense, of which $327,402 is attributable to Class I.

(7)
For the period from December 1, 2012 to May 31, 2013, the Fund accrued $362,094 in net deferred tax benefit of which $252,905 is attributable to Class I. For the year ended November 30, 2012, the Fund accrued $192,859 in net deferred tax benefit, of which $161,214 is attributable to Class I. For the period from February 17, 2011 to November 30, 2011, the Fund accrued $12,291 in net deferred tax benefit, of which $10,865 is attributable to Class I.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(9)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions in the period.

See Accompanying Notes to the Financial Statements.	SEMI-ANNUAL REPORT 2013 • 17

Notes to
Financial Statements

May 31, 2013 |  unaudited

1. Organization

MainGate MLP Fund (the “Fund”), a  series of  MainGate Trust (the “Trust”), is registered under the Investment Company Act of 1940 as  an  open-end, non-diversified investment company and was established under the laws of Delaware by an Agreement and Declaration of Trust dated November 3, 2010. The Fund’s investment objective is total return. The Fund commenced operations on February 17, 2011.

The Fund offers two classes of shares, Class A and Class I. Class A shares are subject to a maximum 5.75% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets.

2. Significant Accounting  Policies

A. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the recognition of distribution income and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B.  Investment  Valuation. The  Fund  uses  the  following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, a fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

• Equity Securities: Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, will be valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security's principal exchange is normally open at that time), or , if there is no such reported sale on the valuation date, at the most recent quoted bid price.

• Fixed Income Securities: Debt and fixed income securities will be priced by independent, third-party pricing agents approved by the Board of Trustees. These third-party pricing agents will employ methodologies that they believe are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less will be valued at their amortized cost, which approximates fair market value.

• Foreign Securities: Foreign securities are often principally traded on markets that close at different hours than U.S. markets. Such  securities  will  be  valued  at  their  most  recent  closing prices on the relevant principal exchange even if the close of that exchange is earlier than the time of the Fund’s net asset value (“NAV”) calculation. However, securities traded in foreign markets which remain open as of the time of the NAV calculation will be valued at the most recent sales price as of the time of the NAV calculation. In addition, prices for certain foreign securities may be obtained from the Fund’s approved pricing sources. The Adviser also monitors for the occurrence of significant events that may cast doubts on the reliability of previously obtained market prices for foreign securities held by the Fund. The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates will be provided daily by recognized independent pricing agents. The exchange rates used for the conversion will be captured as of the London close each day.

C. Security Transactions, Investment Income and Expenses. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions  are recorded on the ex- dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. Distributions received from the Fund’s investment in MLP general partner interests generally are comprised of ordinary income. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently  be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. The Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on the accrual basis.

18  |  MainGate mlp fund

D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders will be recorded on the ex- dividend  date.  The  character  of  dividends  and  distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2013, the Fund’s dividends and distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the period ended May 31, 2013 will be determined in early 2014.

E. Federal Income Taxation. The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Statement of Operations. For the period ended May 31, 2013, the Fund did not have interest or penalties associated with underpayment of income taxes.

F.  Cash Distribution Information. The   Fund  intends  to make quarterly distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends. These activities will be reported in the Statements of Changes in Net Assets.

G.     Indemnifications. Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts.

H.   Recent   Accounting Pronouncements. In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management has evaluated these amendments and determined that there is no impact to the financial statements.

In  January  2013,  the  Financial  Accounting  Standards  Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GA AP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. Management has evaluated ASU 2013-01 and ASU 2011-11 and determined that there is no impact to the Fund’s financial statements.

3. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

• Level 1: quoted prices in active markets for identical securities

• Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

SEMI-ANNUAL REPORT 2013  •  19

		Fair Value Measurements at Reporting Date Using:
Description	Fair Value at May 31, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Master Limited Partnerships and and Related Companies(1)	$354,896,449	$354,896,449	$ —	$ —
Total	$354,896,449	$354,896,449	$ —	$ —
(1) All other industry classifications are identified in the Schedule of Investments.

The Fund did not hold Level 2 or Level 3 investments at any time during the period from December 1, 2012 to May 31, 2013. There were no transfers into and out of all Levels during the current period presented. It is the Fund’s policy to record transfers between all Levels as of the end of the reporting period.

4. Concentrations of Risk
The Fund’s investment objective is to seek to generate total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP interests.
on or before November 30 and February 3, 2014, respectively. For the period from December 1, 2012 to May 31, 2013, the Adviser waived expenses in the amount of $38. The Fund’s waived expenses that are subject to potential recovery are as follows:

	Expiration Date:
	February 3, 2014	$51,184
	November 30, 2014	403,787
	November 30, 2015	307,802
	November 30, 2016	38
		$762,811
5. Agreements and Related Party Transactions
The  Trust has  entered into  an  Investment Advisory Agreement (the “Agreement”) with Chickasaw Capital Management, LLC (the "Adviser").  Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average daily net assets of the Fund.

The Adviser paid the initial organizational expenses of the Fund, which amounted to $51,184. the Adviser has agreed to waive its advisory fee and/or reimburse certain operating expenses of the Fund, until at least March 31, 2014, but only to the extent necessary so that the Fund’s total annual expenses, excluding brokerage fees and commissions; borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short); taxes, including accrued deferred tax liability; any indirect expenses, such as acquired fund fees and expenses; Class A 12b-1 fees, and extraordinary expenses, do not exceed 1.50% of the average daily net assets of each class of the Fund. Any payment by the Adviser of the Fund’s operating, organizational and offering expenses are subject to repayment by the Fund in the three fiscal years following the fiscal year in which the payment was made; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation. For the period from February 17, 2011 (commencement of operations) to November 30, 2011, the Adviser waived and reimbursed expenses in  the amount of  $454,971, $403,787 after commencement and $51,184 related to  organizational costs prior to  commencement, which can be recouped
Certain Trustees and Officers of the Trust are also Officers of the Adviser.

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. For the period from December 1, 2012 to May 31, 2013, 12b-1 distribution expenses of $75,584 were accrued by Class A shares.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.10% of the first $75,000,000 of the Fund’s average daily net assets, 0.08% on the next $250,000,000 of average daily net assets and 0.05% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $64,000, imposed upon the Fund reaching certain asset levels.

20  |  MainGate mlp fund

U.S. Bancorp Fund Services, LLC serves as the Fund's transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Fund pays the transfer agent a $30,000 flat fee, imposed upon the Fund reaching certain asset levels, plus transaction and other out-of-pocket charges.

U.S. Bank, N.A. serves as the Fund's custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.0075% of the first $250 million of market value and 0.0050% of the balance, with a minimum annual fee of $4,800, imposed upon Fund reaching certain asset levels.

## 6. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new information becomes available, the Fund will modify its estimates or assumption regarding the deferred tax liabilities or assets. Components of the Fund's deferred tax assets and liabilities as of May 31, 2013, are as follows:

| | |
|---|---|
| **Deferred tax assets:** | |
| Net operating loss carryforward (tax basis) | $1,213,765 |
| Capital loss carryforward (tax basis) | — |
| Total deferred tax assets | 1,213,765 |
| **Less: Deferred tax liabilities:** | |
| Unrealized gain on investment securities (tax basis) | (18,507,562) |
| **Net deferred tax asset (liability)** | $(17,293,797) |

The net operating loss carryforward is available to offset future taxable income. The Fund has the following net operating loss amounts:

| Fiscal Year Ended Net Operating Loss | Amount | Expiration |
|---|---|---|
| November 30, 2012 | $286,143 | November 30, 2032 |
| November 30, 2013 | $2,970,512 | November 30, 2033 |
| Total Fiscal Year Ended Net Operating Loss | $3,256,655 | |

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2016. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2032.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2013, as follows:

| | |
|---|---|
| **Total Tax Expense (Benefit)** | $12,407,461 |
| Tax Expense (Benefit) at Statutory Rates | 12,004,679 |
| State Income Tax Expense (Net of Federal Benefit) | 754,580 |
| Tax Expense (Benefit) on Permanent Items | (249,107) |
| Provision to Return | 63,600 |
| Tax Expense (Benefit) due to Change in Effective State Rates | (166,291) |
| Change in Valuation Allowance | — |
| Total tax expense | $ 12,407,461 |

At May 31, 2013, the Fund did not have a current tax expense or benefit.

At May 31, 2013, the cost basis of investments was $305,144,937 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

| | |
|---|---|
| Gross unrealized appreciation | $49,751,512 |
| Gross unrealized depreciation | — |
| Net unrealized appreciation | $49,751,512 |

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to timing differences of income recognition from the MLP investments.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed or expected to be filed since inception of the Fund. No income tax returns are currently under examination. The tax periods since inception remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund's investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

SEMI-ANNUAL REPORT 2013  •  21

7. Investment Transactions

For the period ended May 31, 2013, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $333,832,004 and $127,700,033 (excluding short-term securities), respectively.

8. Common Stock

Transactions of shares of the Fund were as follows:

	December 1, 2012 - May 31, 2013		Year Ended November 30, 2012

Class A Shares	Amount	Shares	Amount	Shares
Sold	$64,278,586	5,760,724	$27,673,166	2,714,045
Dividends Reinvested	1,229,501	108,752	535,022	51,988
Redeemed	(6,146,008)	(545,657)	(2,794,559)	(269,774)
Net Increase	$59,362,079	5,323,819	$25,413,629	2,496,259

Class I Shares	Amount	Shares	Amount	Shares
Sold	$153,523,182	13,279,391	$65,128,397	6,309,711
Dividends Reinvested	3,293,165	291,158	3,404,792	329,733
Redeemed	(5,965,433)	(527,974)	(4,566,086)	(442,346)
Net Increase	$150,850,914	13,042,575	$63,967,103	6,197,098

9. Subsequent Events

The Fund has adopted standards which establish general standards of accounting for disclosure of events that occur after the Statement of Assets & Liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

The Fund declared a distribution of $0.1575 per share payable on July 25, 2013 to shareholders of record on July 23, 2013.

22   |   MainGate mlp fund

Additional Information

May 31, 2013 | unaudited

Trustee and Officer Compensation

The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the year ended November 30, 2012, the aggregate compensation paid by the Fund to the independent trustees was $15,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the trustees and is available on the Fund’s Web site at www.maingatefunds.com or the SEC’s Web site at www.sec.gov.

Cautionary Note  Regarding
Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions  identify  forward-looking  statements,  which  generally are not historical in nature. Forward-looking statements are subject to  certain  risks  and  uncertainties that  could  cause  actual  results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; concentration risk; energy sector risk; commodities risk; MLP and other tax risks, such as deferred tax assets and liabilities risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2013 are available to shareholders without charge by visiting the SEC’s Web site at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec. gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855. MLP.FUND (855.657.3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SEMI-ANNUAL REPORT 2013 • 23

Management Agreement Renewal

May 31, 2013 | unaudited

The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with the Adviser, Chickasaw Capital Management LLC (the “Adviser”). The Board of Trustees requests and evaluates all information that it deems reasonably necessary under the circumstances in connection with this annual management agreement review.

At the Trustees’ in-person meeting held on January 14, 2013, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or of the Adviser (collectively, the “Independent Trustees”), met to consider the renewal of the Fund’s management agreement with the Adviser for an additional year. All Trustees were present. In advance of this meeting, each Trustee received and reviewed the following materials compiled by the Fund’s administrator, U.S. Bancorp Fund Services, LLC: (i) a letter sent by counsel to the Trust and the Adviser requesting information that the Trustees likely would consider in determining whether to renew the Fund’s management agreement as required under Section 15(c) of the Investment Company Act of 1940, as amended, and the Adviser’s responses, including, among other information, an analysis of the management fees paid by and the expense ratio of the Fund in comparison to the average expense ratios of the Fund’s Morningstar group, analysis of the Adviser’s profitability from managing the Fund and Adviser’s Summary Balance Sheet, any changes in advisory personnel, and ideas for future growth for the Fund; (ii) a report by the Adviser describing the Fund’s performance versus the performance of its peers and benchmark index for periods ending November 30, 2012; (iii) the Adviser’s Form ADV; and (iv) a copy of the Adviser’s agreement to continue capping certain operating expenses of the Fund for an additional year. After discussing the materials, the Trustees interviewed members of the Adviser’s management, including two of the Fund’s portfolio managers.

Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(a) Nature, extent, and quality of services. The Trustees considered that the Adviser provides three experienced portfolio managers to manage the Fund. They noted that Messrs. Mavar and Mead, Portfolio Managers of the Fund and Principals of the Adviser,

have been investing clients’ assets in MLPs on a discretionary basis since 1996, and that Mr. Fleisher, co-portfolio manager of the Fund, has 36 years’ experience on Wall Street, primarily focusing on the energy sector. The Trustees also noted that the Adviser employs a full time chief compliance officer, research analysts, traders and marketers.

(b) Fund performance. The Trustees noted that the returns for the Fund’s Class I shares had outperformed the returns of its peer MLP mutual funds for the one-quarter, year-to-date, one- year, and since-inception periods ended November 30, 2012. The Trustees also noted that while the Fund’s year-to-date and one-year performance had trailed the performance of its benchmark, the S&P 500 Index, the Fund’s performance exceeded that of the benchmark over the longer period since inception.

(c) Cost of the services provided and profits realized by the Adviser from its relationship with the Fund.  The Trustees noted that the Fund’s advisory fee was slightly higher than the advisory fee of the Fund’s peers, but determined that the higher advisory fee was justified based on the time and expertise required to implement the Fund’s unique MLP strategy. The Trustees considered that the advisory fee charged to the Fund is similar to the advisory fee charged by the Adviser to its private accounts. They also noted that the Adviser voluntarily had agreed to continue capping certain operating expenses of the Fund through March 31, 2014, and that with this expense cap, the Fund’s net expense ratio was slightly lower than the average expense ratio of the Fund’s peer group, the Morningstar Equity Energy Category. In reviewing the appropriateness of the advisory fees paid by the Fund, the Trustees also considered the Adviser’s representation that it had not yet begun to realize a profit as a result of managing the Fund due to the Adviser’s payment of certain Fund organizational and offering expenses and the Adviser’s agreement to cap Fund expenses.

(d) Extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.  The Trustees considered the Adviser’s representation that it has not yet begun to realize a profit as a result of advising the Fund, and determined that they would not consider adjustments to the advisory fee until the Adviser had begun to realize economies of scale as a result of managing the Fund.

(e)  Use  of  “soft  dollar”  arrangements by  the  Adviser. The Trustees noted the Adviser’s representation that it does not enter into soft dollar arrangements using Fund brokerage commissions. The Adviser also reported that since the inception of the Fund, it has not engaged the Adviser’s affiliated broker-dealer to execute any Fund transactions.

24  |  MainGate mlp fund

After reviewing all of the foregoing, and based upon all of the above- mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the advisory fees paid by the Fund were reasonable, based on the nature and quality of advisory services provided by the Adviser, and unanimously voted to approve the continuation of the management agreement between the Trust and Adviser on behalf of the Fund for an additional year.

SEMI-ANNUAL REPORT 2013  •  25

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

26  |  MainGate mlp fund

Fund Service Providers

May 31, 2013

Board of Trustees

Geoffrey P. Mavar*, Chairman of the Board
Robert A. Reed, Lead Independent Trustee
David C. Burns, Independent Trustee
Moss W. Davis, Independent Trustee
Marshall K. Gramm, Independent Trustee
Matthew G. Mead*, Interested Trustee
Barry A. Samuels, Independent Trustee
Darrison N. Wharton, Independent Trustee

Officers

Matthew G. Mead*, President and Chief Executive Officer
Geoffrey P. Mavar*, Treasurer and Chief Financial Officer
Gerard Scarpati, Chief Compliance Officer
Debra McAdoo*, Secretary

Investment Adviser

Chickasaw Capital Management, LLC
6075 Poplar Avenue, Suite 720, Memphis, TN 38119

Distributor

Quasar Distributors, LLC
615 East Michigan Street, Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

Administrator

U.S. Bancorp Fund Services, LLC
777 East Wisconsin Street, 5th Floor, Milwaukee, WI 53202

Legal Counsel

Thompson Coburn LLP
One U.S. Bank Plaza, St. Louis, MO 63101

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800, Cleveland, OH 44115

*Employed by Chickasaw Capital Management, LLC.

SEMI-ANNUAL REPORT 2013  •  27

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

For customer service and Fund transactions... 855.657.3863

For news, research and more Fund information... maingatefunds.com

**Mutual fund investing involves risk. Principal loss is possible.**

Must be preceded or accompanied by a prospectus.

BACK COVER | NOT PART OF REPORT

**Quasar Distributors, LLC, distributor.**

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Updated August 1, 2011

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Updated August 1, 2011

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)
 Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

Updated August 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MainGate Trust

By (Signature and Title) /s/ Matthew G. Mead
 Matthew G. Mead, President & Chief Executive Officer

Date  August 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Matthew G. Mead
 Matthew G. Mead, President & Chief Executive Officer

Date   August 1, 2013

By (Signature and Title) /s/ Geoffrey P. Mavar
 Geoffrey P. Mavar, Treasurer & Chief Financial Officer

Date  August 1, 2013